Exhibit 99.2

Supplemental Financial Information

First Quarter 2026

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	8-9
Investment and Savings Products segment - financial results, financial analysis, and key statistics	10-11
Corporate & Other Distributed Products segment - financial results	12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2025.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2026

This document is a financial supplement to our first quarter 2026 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful.

3 of 16

Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026	Dec 31, 2026
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,784,534	$3,798,697	$3,885,589	$4,116,941	$4,206,352
Securities held to maturity	1,285,340	1,258,800	1,241,540	1,175,380	1,130,730
Total investments and cash	5,069,874	5,057,497	5,127,129	5,292,321	5,337,082
Reinsurance recoverables	2,722,544	2,698,144	2,596,597	2,564,952	2,480,051
Deferred policy acquisition costs	3,742,693	3,817,119	3,863,442	3,915,998	3,954,334
Other assets	935,802	938,583	946,717	957,544	783,400
Separate account assets	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558
Total assets	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426

Liabilities:
Future policy benefits	$6,637,937	$6,719,044	$6,816,778	$6,818,179	$6,728,920
Other policy liabilities	907,038	906,558	862,242	867,305	848,328
Other liabilities	692,224	641,378	618,061	744,121	646,724
Debt obligations	594,713	594,913	595,114	595,315	595,516
Surplus note	1,285,032	1,258,508	1,241,263	1,175,119	1,130,485
Payable under securities lending	97,560	83,425	104,535	84,876	85,020
Separate account liabilities	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558
Total liabilities	12,332,601	12,522,318	12,551,868	12,566,435	12,157,552

Stockholders’ equity:
Common stock ($0.01 par value) (1)	330	325	321	318	313
Paid-in capital	—	—	—	—	—
Retained earnings	2,253,435	2,270,996	2,319,750	2,416,149	2,440,207
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)
Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792
Cumulative translation adjustment	(35,191)	(13,803)	(22,191)	(15,836)	(23,388)
Total stockholders’ equity	2,256,409	2,307,516	2,295,892	2,445,901	2,519,874
Total liabilities and stockholders' equity	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,256,409	$2,307,516	$2,295,892	$2,445,901	$2,519,874
Less: Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792
Adjusted stockholders’ equity	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,197,050	$2,218,574	$2,257,519	$2,297,880	$2,400,630
Net Income	169,051	178,344	206,793	197,047	190,096
Shareholder dividends	(34,736)	(34,209)	(33,819)	(33,288)	(38,117)
Retirement of shares	(126,637)	(129,124)	(129,000)	(74,654)	(140,974)
Net foreign currency translation adjustment	(424)	21,388	(8,388)	6,355	(7,551)
Other, net	14,270	2,546	4,775	7,291	13,049
Balance, end of period	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,680,430	$3,742,693	$3,817,119	$3,863,442	$3,915,998
General expenses deferred	10,883	11,605	11,235	10,368	11,363
Commission costs deferred	130,162	126,272	122,850	120,125	117,128
Amortization of deferred policy acquisition costs	(78,550)	(80,043)	(81,498)	(82,813)	(84,260)
Foreign currency impact and other, net	(232)	16,592	(6,263)	4,876	(5,895)
Balance, end of period	$3,742,693	$3,817,119	$3,863,442	$3,915,998	$3,954,334

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

														YOY Q1							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2025		Q2 2025		Q3 2025		Q4 2025		Q1 2026		Q2 2026	Q3 2026	Q4 2026	$ Change		% Change	YTD 2025		YTD 2026		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718					(1,611,741)		-4.8%	33,292,459		31,680,718		(1,611,741)		-4.8%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096					$21,045		12.4%	$169,051		$190,096		$21,045		12.4%
Less income attributable to unvested participating securities	(585)		(572)		(678)		(606)		(626)					(41)		-7.1%	(585)		(626)		(41)		-7.1%
Net income used in computing basic EPS	$168,466		$177,772		$206,114		$196,441		$189,470					$21,004		12.5%	$168,466		$189,470		$21,004		12.5%
Basic earnings per share	$5.06		$5.41		$6.36		$6.14		$5.98					$0.92		18.2%	$5.06		$5.98		$0.92		18.2%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794					$21,727		12.9%	$168,068		$189,794		$21,727		12.9%
Less operating income attributable to unvested participating securities	(581)		(579)		(676)		(605)		(625)					(44)		-7.5%	(581)		(625)		(44)		-7.5%
Adjusted net operating income used in computing basic operating EPS	$167,487		$179,806		$205,376		$196,302		$189,170					$21,683		12.9%	$167,487		$189,170		$21,683		12.9%
Basic adjusted operating income per share	$5.03		$5.47		$6.34		$6.14		$5.97					$0.94		18.7%	$5.03		$5.97		$0.94		18.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718					(1,611,741)		-4.8%	33,292,459		31,680,718		(1,611,741)		-4.8%
Dilutive impact of contingently issuable shares	49,670		41,352		47,284		53,183		46,818					(2,852)		-5.7%	49,670		46,818		(2,852)		-5.7%
Shares used to calculate diluted EPS	33,342,129		32,911,413		32,451,396		32,031,871		31,727,536					(1,614,593)		-4.8%	33,342,129		31,727,536		(1,614,593)		-4.8%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096					$21,045		12.4%	$169,051		$190,096		$21,045		12.4%
Less income attributable to unvested participating securities	(584)		(571)		(678)		(605)		(625)					(41)		-7.1%	(584)		(625)		(41)		-7.1%
Net income used in computing diluted EPS	$168,467		$177,772		$206,115		$196,442		$189,471					$21,004		12.5%	$168,467		$189,471		$21,004		12.5%
Diluted earnings per share	$5.05		$5.40		$6.35		$6.13		$5.97					$0.92		18.2%	$5.05		$5.97		$0.92		18.2%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794					$21,727		12.9%	$168,068		$189,794		$21,727		12.9%
Less operating income attributable to unvested participating securities	(580)		(578)		(675)		(604)		(624)					(44)		-7.5%	(580)		(624)		(44)		-7.5%
Adjusted net operating income used in computing diluted operating EPS	$167,487		$179,807		$205,377		$196,303		$189,170					$21,683		12.9%	$167,487		$189,170		$21,683		12.9%
Diluted adjusted operating income per share	$5.02		$5.46		$6.33		$6.13		$5.96					$0.94		18.7%	$5.02		$5.96		$0.94		18.7%

Annualized Return on Equity
Average stockholders' equity	$2,257,725		$2,281,963		$2,301,704		$2,370,896		$2,482,888					$225,162		10.0%	$2,257,725		$2,482,888		$225,162		10.0%
Average adjusted stockholders' equity	$2,207,812		$2,238,047		$2,277,699		$2,349,255		$2,408,882					$201,070		9.1%	$2,207,812		$2,408,882		$201,070		9.1%

Net income return on stockholders' equity	30.0%		31.3%		35.9%		33.2%		30.6%					0.7%		nm	30.0%		30.6%		0.7%		nm
Net income return on adjusted stockholders' equity	30.6%		31.9%		36.3%		33.6%		31.6%					0.9%		nm	30.6%		31.6%		0.9%		nm

Adjusted net operating income return on adjusted stockholders' equity	30.4%		32.2%		36.2%		33.5%		31.5%					1.1%		nm	30.4%		31.5%		1.1%		nm

Capital Structure
Debt-to-capital (1)	20.9%		20.5%		20.6%		19.6%		19.1%					-1.7%		nm	20.9%		19.1%		-1.7%		nm
Debt-to-capital, excluding AOCI (1)	20.9%		20.8%		20.4%		19.8%		19.6%					-1.3%		nm	20.9%		19.6%		-1.3%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.2	x	2.2	x	2.2	x	2.1	x				(0.1	x)	nm	2.2	x	2.1	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.3	x	2.2	x	2.2	x	2.2	x	2.2	x				(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	33,022,554		32,545,209		32,075,564		31,809,803		31,343,338					(1,679,216)		-5.1%	33,022,554		31,343,338		(1,679,216)		-5.1%
Adjusted stockholders' equity per share	$67.18		$69.37		$71.64		$75.47		$77.12					$9.93		14.8%	$67.18		$77.12		$9.93		14.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1					na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-					na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+					na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1					na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-					na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-					na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$858,845	$866,254	$868,651	$869,030	$871,246				$12,401	1.4%	$858,845	$871,246	$12,401	1.4%
Ceded premiums	(410,521)	(433,408)	(414,104)	(420,843)	(414,859)				(4,337)	-1.1%	(410,521)	(414,859)	(4,337)	-1.1%
Net premiums	448,323	432,846	454,547	448,187	456,387				8,064	1.8%	448,323	456,387	8,064	1.8%
Net investment income	41,671	40,928	42,431	42,122	43,283				1,612	3.9%	41,671	43,283	1,612	3.9%
Commissions and fees:
Sales-based (1)	111,270	115,933	118,637	131,305	136,355				25,085	22.5%	111,270	136,355	25,085	22.5%
Asset-based (2)	152,014	154,735	172,286	181,407	187,366				35,352	23.3%	152,014	187,366	35,352	23.3%
Account-based (3)	24,195	24,394	24,420	24,347	23,619				(576)	-2.4%	24,195	23,619	(576)	-2.4%
Other commissions and fees	9,477	10,970	10,146	10,326	9,401				(76)	-0.8%	9,477	9,401	(76)	-0.8%
Investment (losses) gains	757	(2,866)	652	641	396				(361)	nm	757	396	(361)	nm
Other, net	17,135	16,394	16,732	15,347	15,886				(1,249)	-7.3%	17,135	15,886	(1,249)	-7.3%
Total revenues	804,843	793,334	839,852	853,683	872,693				67,850	8.4%	804,843	872,693	67,850	8.4%
Benefits and expenses:
Benefits and claims	174,862	152,494	172,152	166,420	171,254				(3,608)	-2.1%	174,862	171,254	(3,608)	-2.1%
Future policy benefits remeasurement (gain)/loss	(3,273)	(5,895)	(23,114)	(5,107)	(7,377)				(4,104)	-125.4%	(3,273)	(7,377)	(4,104)	-125.4%
Amortization of DAC	78,550	80,043	81,498	82,813	84,260				5,710	7.3%	78,550	84,260	5,710	7.3%
Insurance commissions	6,124	5,751	5,499	5,621	5,618				(506)	-8.3%	6,124	5,618	(506)	-8.3%
Insurance expenses	64,805	64,362	64,131	70,168	66,567				1,762	2.7%	64,805	66,567	1,762	2.7%
Sales commissions:
Sales-based (1)	77,267	82,935	82,867	89,561	95,168				17,901	23.2%	77,267	95,168	17,901	23.2%
Asset-based (2)	76,246	78,010	87,337	93,247	95,360				19,114	25.1%	76,246	95,360	19,114	25.1%
Other sales commissions	4,605	5,346	4,484	5,015	4,682				77	1.7%	4,605	4,682	77	1.7%
Interest expense	6,004	6,000	5,985	5,968	5,861				(144)	-2.4%	6,004	5,861	(144)	-2.4%
Other operating expenses	98,338	89,792	87,333	92,904	101,882				3,544	3.6%	98,338	101,882	3,544	3.6%
Total benefits and expenses	583,528	558,838	568,173	606,609	623,275				39,747	6.8%	583,528	623,275	39,747	6.8%
Income before income taxes	221,315	234,496	271,679	247,074	249,418				28,103	12.7%	221,315	249,418	28,103	12.7%
Income taxes	52,264	56,153	64,886	50,027	59,322				7,058	13.5%	52,264	59,322	7,058	13.5%
Net Income	169,051	178,344	206,793	197,047	190,096				21,045	12.4%	169,051	190,096	21,045	12.4%

Income Before Income Taxes by Segment
Term Life Insurance	$146,785	$155,012	$172,684	$146,578	$154,859				$8,074	5.5%	$146,785	$154,859	$8,074	5.5%
Investment & Savings Products	81,270	79,420	94,223	100,609	100,900				19,629	24.2%	81,270	100,900	19,629	24.2%
Corporate & Other Distributed Products	(6,741)	64	4,771	(113)	(6,340)				401	5.9%	(6,741)	(6,340)	401	5.9%
Income before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418				$28,103	12.7%	$221,315	$249,418	$28,103	12.7%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202				$12,772	1.5%	$854,430	$867,202	$12,772	1.5%
Less: Premiums ceded to IPO Coinsurers	191,477	187,988	185,392	183,123	179,575				(11,902)	-6.2%	191,477	179,575	(11,902)	-6.2%
Term Life Insurance adjusted direct premiums	$662,953	$673,931	$678,655	$682,015	$687,627				$24,674	3.7%	$662,953	$687,627	$24,674	3.7%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(409,334)	$(432,306)	$(412,935)	$(419,273)	$(413,843)				$(4,509)	-1.1%	$(409,334)	$(413,843)	$(4,509)	-1.1%
Less: Premiums ceded to IPO Coinsurers	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)				11,902	6.2%	(191,477)	(179,575)	11,902	6.2%
Term Life Insurance other ceded premiums	$(217,857)	$(244,318)	$(227,543)	$(236,149)	$(234,269)				$(16,412)	-7.5%	$(217,857)	$(234,269)	$(16,412)	-7.5%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$41,671	$40,928	$42,431	$42,122	$43,283				$1,612	3.9%	$41,671	$43,283	$1,612	3.9%
Less: MTM investment adjustments	530	182	321	(466)	—				nm	nm	530	—	nm	nm
Adjusted net investment income	$41,141	$40,746	$42,110	$42,588	$43,283				$2,142	5.2%	$41,141	$43,283	$2,142	5.2%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(6,741)	$64	$4,771	$(113)	$(6,340)				$401	5.9%	$(6,741)	$(6,340)	$401	5.9%
Less: Investment gains/(losses)	757	(2,866)	652	641	396				nm	nm	757	396	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—				nm	nm	530	—	nm	nm
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)				$1,292	16.1%	$(8,028)	$(6,736)	$1,292	16.1%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$804,843	$793,334	$839,852	$853,683	$872,693				$67,850	8.4%	$804,843	$872,693	$67,850	8.4%
Less: Investment (losses) gains	757	(2,866)	652	641	396				nm	nm	757	396	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—				nm	nm	530	—	nm	nm
Adjusted operating revenues	$803,556	$796,018	$838,879	$853,508	$872,297				$68,742	8.6%	$803,556	$872,297	$68,742	8.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418				$28,103	12.7%	$221,315	$249,418	$28,103	12.7%
Less: Investment (losses) gains	757	(2,866)	652	641	396				nm	nm	757	396	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—				nm	nm	530	—	nm	nm
Adjusted operating income before income taxes	$220,028	$237,181	$270,706	$246,899	$249,023				$28,995	13.2%	$220,028	$249,023	$28,995	13.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$169,051	$178,344	$206,793	$197,047	$190,096				$21,045	12.4%	$169,051	$190,096	$21,045	12.4%
Less: Investment (losses) gains	757	(2,866)	652	641	396				nm	nm	757	396	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—				nm	nm	530	—	nm	nm
Less: Tax impact of preceding items	(304)	643	(232)	(35)	(94)				nm	nm	(304)	(94)	nm	nm
Adjusted net operating income	$168,068	$180,385	$206,052	$196,907	$189,794				$21,727	12.9%	$168,068	$189,794	$21,727	12.9%

7 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$854,430	$861,919	$864,047	$865,138	$867,202				$12,772	1.5%	$854,430	$867,202	$12,772	1.5%
Premiums ceded to IPO coinsurers (1)	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)				11,902	6.2%	(191,477)	(179,575)	11,902	6.2%
Adjusted direct premiums (2)	662,953	673,931	678,655	682,015	687,627				24,674	3.7%	662,953	687,627	24,674	3.7%
Other ceded premiums (3)	(217,857)	(244,318)	(227,543)	(236,149)	(234,269)				(16,412)	-7.5%	(217,857)	(234,269)	(16,412)	-7.5%
Net premiums	445,096	429,613	451,112	445,866	453,359				8,263	1.9%	445,096	453,359	8,263	1.9%
Other, net	12,745	12,221	12,189	10,967	11,275				(1,471)	-11.5%	12,745	11,275	(1,471)	-11.5%
Revenues	457,842	441,834	463,301	456,832	464,634				6,792	1.5%	457,842	464,634	6,792	1.5%

Benefits and expenses:
Benefits and claims	171,243	148,725	168,319	163,257	167,252				(3,991)	-2.3%	171,243	167,252	(3,991)	-2.3%
Future policy benefits remeasurement (gain)/loss	(3,402)	(5,743)	(23,392)	(5,190)	(7,564)				(4,162)	-122.3%	(3,402)	(7,564)	(4,162)	-122.3%
Amortization of DAC	76,921	78,386	79,876	81,227	82,666				5,745	7.5%	76,921	82,666	5,745	7.5%
Insurance commissions	2,649	2,238	2,755	1,993	2,042				(606)	-22.9%	2,649	2,042	(606)	-22.9%
Insurance expenses	63,645	63,216	63,058	68,966	65,378				1,733	2.7%	63,645	65,378	1,733	2.7%
Benefits and expenses	311,056	286,821	290,616	310,254	309,774				(1,282)	-0.4%	311,056	309,774	(1,282)	-0.4%
Income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859				$8,074	5.5%	$146,785	$154,859	$8,074	5.5%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$538,072	$547,938	$551,915	$554,372	$559,529				$21,457	4.0%	$538,072	$559,529	$21,457	4.0%
Pre-IPO direct premiums (5)	316,359	313,981	312,132	310,766	307,674				(8,685)	-2.7%	316,359	307,674	(8,685)	-2.7%
Total direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202				$12,772	1.5%	$854,430	$867,202	$12,772	1.5%

Premiums ceded to IPO coinsurers	$191,477	$187,988	$185,392	$183,123	$179,575				$(11,902)	-6.2%	$191,477	$179,575	$(11,902)	-6.2%
% of Pre-IPO direct premiums	60.5%	59.9%	59.4%	58.9%	58.4%				nm	nm	60.5%	58.4%	nm	nm

Benefits and claims, net (6)	$385,698	$387,300	$372,471	$394,217	$393,956				$8,258	2.1%	$385,698	$393,956	$8,258	2.1%
% of adjusted direct premiums	58.2%	57.5%	54.9%	57.8%	57.3%				nm	nm	58.2%	57.3%	nm	nm

DAC amortization & insurance commissions	$79,570	$80,624	$82,631	$83,220	$84,709				$5,139	6.5%	$79,570	$84,709	$5,139	6.5%
% of adjusted direct premiums	12.0%	12.0%	12.2%	12.2%	12.3%				nm	nm	12.0%	12.3%	nm	nm

Insurance expenses, net (7)	$50,900	$50,995	$50,869	$57,999	$54,103				$3,204	6.3%	$50,900	$54,103	$3,204	6.3%
% of adjusted direct premiums	7.7%	7.6%	7.5%	8.5%	7.9%				nm	nm	7.7%	7.9%	nm	nm

Total Term Life income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859				$8,074	5.5%	$146,785	$154,859	$8,074	5.5%
Term Life operating margin (8)	22.1%	23.0%	25.4%	21.5%	22.5%				nm	nm	22.1%	22.5%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

8 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	151,611	152,167	152,592	152,200	151,524				(87)	-0.1%	151,611	151,524	(87)	-0.1%
New life-licensed representatives	12,339	12,903	12,482	10,998	10,569				(1,770)	-14.3%	12,339	10,569	(1,770)	-14.3%
Non-renewal and terminated representatives	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)				(578)	-4.9%	(11,783)	(12,361)	(578)	-4.9%
Life-insurance licensed sales force, end of period	152,167	152,592	152,200	151,524	149,732				(2,435)	-1.6%	152,167	149,732	(2,435)	-1.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.4	$78.5	$69.8	$67.1	$64.9				$(9.6)	-12.8%	$74.4	$64.9	$(9.6)	-12.8%
Additions and increases in premium	18.5	20.2	19.0	17.9	18.4				(0.1)	-0.7%	18.5	18.4	(0.1)	-0.7%
Total estimated annualized issued term life premium	$93.0	$98.7	$88.8	$85.0	$83.3				$(9.7)	-10.4%	$93.0	$83.3	$(9.7)	-10.4%

Issued term life policies	86,415	89,850	79,379	76,143	74,054				(12,361)	-14.3%	86,415	74,054	(12,361)	-14.3%
Estimated average annualized issued term life premium per policy (1)(2)	$861	$874	$879	$882	$876				$15	1.7%	$861	$876	$15	1.7%

Term life face amount in-force, beginning of period ($mills)	$953,583	$956,981	$968,312	$967,024	$967,612				$14,029	1.5%	$953,583	$967,612	$14,029	1.5%
Issued term life face amount (3)	28,455	30,292	27,067	26,068	25,678				(2,777)	-9.8%	28,455	25,678	(2,777)	-9.8%
Terminated term life face amount	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)				(598)	-2.4%	(24,979)	(25,578)	(598)	-2.4%
Foreign currency impact, net	(77)	5,834	(2,196)	1,690	(2,041)				(1,964)	nm	(77)	(2,041)	(1,964)	nm
Term life face amount in-force, end of period	$956,981	$968,312	$967,024	$967,612	$965,671				$8,690	0.9%	$956,981	$965,671	$8,690	0.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

9 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$111,270	$115,933	$118,637	$131,305	$136,355				$25,085	22.5%	$111,270	$136,355	$25,085	22.5%
Asset-based	152,014	154,735	172,286	181,407	187,366				35,352	23.3%	152,014	187,366	35,352	23.3%
Account-based	24,195	24,394	24,420	24,347	23,619				(576)	-2.4%	24,195	23,619	(576)	-2.4%
Other, net	3,333	3,236	3,445	3,275	3,305				(28)	-0.8%	3,333	3,305	(28)	-0.8%
Revenues	290,812	298,297	318,789	340,335	350,645				59,833	20.6%	290,812	350,645	59,833	20.6%

Benefits and expenses:
Amortization of DAC	1,337	1,368	1,355	1,321	1,334				(4)	-0.3%	1,337	1,334	(4)	-0.3%
Insurance commissions	3,277	3,468	3,485	3,526	3,457				180	5.5%	3,277	3,457	180	5.5%
Sales commissions:
Sales-based	77,267	82,935	82,867	89,561	95,168				17,901	23.2%	77,267	95,168	17,901	23.2%
Asset-based	76,246	78,010	87,337	93,247	95,360				19,114	25.1%	76,246	95,360	19,114	25.1%
Other operating expenses	51,414	53,096	49,522	52,071	54,427				3,013	5.9%	51,414	54,427	3,013	5.9%
Benefits and expenses	209,541	218,877	224,565	239,726	249,745				40,204	19.2%	209,541	249,745	40,204	19.2%
Income before income taxes	$81,270	$79,420	$94,223	$100,609	$100,900				$19,629	24.2%	$81,270	$100,900	$19,629	24.2%

Financial Analysis

Fees paid based on client asset values (1)	$10,915	$11,404	$12,285	$12,803	$13,287				$2,372	21.7%	$10,915	$13,287	$2,372	21.7%
Fees paid based on fee-generating positions (2)	12,410	11,015	10,341	10,543	11,121				(1,289)	-10.4%	12,410	11,121	(1,289)	-10.4%
Other operating expenses	28,089	30,676	26,896	28,724	30,019				1,930	6.9%	28,089	30,019	1,930	6.9%
Total other operating expenses	$51,414	$53,096	$49,522	$52,071	$54,427				$3,013	5.9%	$51,414	$54,427	$3,013	5.9%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.37%	1.29%	1.38%	1.49%	1.38%				nm	nm	1.37%	1.38%	nm	nm
Canada	0.35%	0.35%	0.35%	0.27%	0.38%				nm	nm	0.35%	0.38%	nm	nm
Total	1.28%	1.23%	1.31%	1.40%	1.30%				nm	nm	1.28%	1.30%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.043%	0.043%	0.044%	0.045%	0.046%				nm	nm	0.043%	0.046%	nm	nm
Canada	0.113%	0.109%	0.115%	0.110%	0.114%				nm	nm	0.113%	0.114%	nm	nm
Total	0.053%	0.053%	0.055%	0.055%	0.057%				nm	nm	0.053%	0.057%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.57	$4.02	$4.20	$4.09	$3.69				nm	nm	$3.57	$3.69	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

10 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,317.9	$1,244.0	$1,298.4	$1,323.0	$1,460.2				$142.3	10.8%	$1,317.9	$1,460.2	$142.3	10.8%
Canada Retail Mutual Funds	220.7	168.5	185.7	212.9	235.2				14.5	6.6%	220.7	235.2	14.5	6.6%
Indexed Annuities	71.1	93.0	72.7	70.2	77.2				6.2	8.7%	71.1	77.2	6.2	8.7%
Variable Annuities and other	1,038.9	1,178.7	1,180.6	1,375.3	1,383.6				344.7	33.2%	1,038.9	1,383.6	344.7	33.2%
Total sales-based revenue generating product sales	2,648.6	2,684.2	2,737.4	2,981.4	3,156.2				507.6	19.2%	2,648.6	3,156.2	507.6	19.2%
Managed Accounts	596.7	634.1	717.2	822.5	821.5				224.8	37.7%	596.7	821.5	224.8	37.7%
Canada Retail Mutual Funds - no upfront sales comm	296.4	218.6	244.7	261.6	313.8				17.4	5.9%	296.4	313.8	17.4	5.9%
Segregated Funds	17.7	11.5	12.6	45.1	40.3				22.6	127.3%	17.7	40.3	22.6	127.3%
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8				$772.4	21.7%	$3,559.3	$4,331.8	$772.4	21.7%

Total Canada Retail Mutual Funds	$517.1	$387.1	$430.4	$474.5	$549.0				$31.9	6.2%	$517.1	$549.0	$31.9	6.2%
Segregated Funds	17.7	11.5	12.6	45.1	40.3				22.6	127.3%	17.7	40.3	22.6	127.3%
Total Canada product sales	534.8	398.6	443.0	519.5	589.2				54.4	10.2%	534.8	589.2	54.4	10.2%
Total U.S. product sales	3,024.6	3,149.8	3,268.9	3,591.0	3,742.5				718.0	23.7%	3,024.6	3,742.5	718.0	23.7%
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8				$772.4	21.7%	$3,559.3	$4,331.8	$772.4	21.7%

Client asset values, beginning of period ($mills)	$112,081	$109,908	$120,224	$126,793	$128,891				$16,810	15.0%	$112,081	$128,891	$16,810	15.0%
Inflows	3,559	3,548	3,712	4,111	4,332				772	21.7%	3,559	4,332	772	21.7%
Outflows (1)	(3,017)	(3,062)	(3,349)	(3,786)	(3,970)				(953)	-31.6%	(3,017)	(3,970)	(953)	-31.6%
Net flows	542	487	363	325	362				(180)	-33.2%	542	362	(180)	-33.2%
Foreign currency impact, net	(12)	900	(357)	290	(351)				(339)	nm	(12)	(351)	(339)	nm
Change in market value, net and other (2)	(2,703)	8,931	6,562	1,483	(2,140)				564	20.9%	(2,703)	(2,140)	564	20.9%
Client asset values, end of period	$109,908	$120,224	$126,793	$128,891	$126,762				$16,854	15.3%	$109,908	$126,762	$16,854	15.3%
Annualized net flows as % of beginning of period asset values	1.9%	1.8%	1.2%	1.0%	1.1%				-0.8%	nm	1.9%	1.1%	-0.8%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$54,649	$54,324	$58,410	$60,288	$60,243				$5,594	10.2%	$54,649	$60,243	$5,594	10.2%
Canada Retail Mutual Funds	14,555	15,153	16,452	17,226	17,764				3,209	22.0%	14,555	17,764	3,209	22.0%
Managed Accounts	11,537	12,167	13,759	15,070	16,190				4,653	40.3%	11,537	16,190	4,653	40.3%
Indexed Annuities	3,003	3,033	3,061	3,081	3,093				90	3.0%	3,003	3,093	90	3.0%
Variable Annuities and other	27,086	27,075	29,127	30,210	30,276				3,190	11.8%	27,086	30,276	3,190	11.8%
Segregated Funds	2,189	2,223	2,307	2,301	2,310				121	5.5%	2,189	2,310	121	5.5%
Total	$113,018	$113,975	$123,117	$128,175	$129,875				$16,858	14.9%	$113,018	$129,875	$16,858	14.9%

Canada Retail Mutual Funds	$14,555	$15,153	$16,452	$17,226	$17,764				$3,209	22.0%	$14,555	$17,764	$3,209	22.0%
Segregated Funds	2,189	2,223	2,307	2,301	2,310				121	5.5%	2,189	2,310	121	5.5%
Total Canada average client assets	16,743	17,376	18,759	19,526	20,073				3,330	19.9%	16,743	20,073	3,330	19.9%
Total U.S. average client assets	96,274	96,599	104,358	108,649	109,802				13,527	14.1%	96,274	109,802	13,527	14.1%
Total average client assets	$113,018	$113,975	$123,117	$128,175	$129,875				$16,858	14.9%	$113,018	$129,875	$16,858	14.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,419	2,437	2,448	2,459	2,467				48	2.0%	2,419	2,467	48	2.0%
Recordkeeping only	885	893	902	912	924				39	4.4%	885	924	39	4.4%
Total	3,304	3,330	3,350	3,372	3,391				87	2.6%	3,304	3,391	87	2.6%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

11 of 16

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,414	$4,335	$4,604	$3,892	$4,044				$(371)	-8.4%	$4,414	$4,044	$(371)	-8.4%
Ceded premiums	(1,187)	(1,102)	(1,169)	(1,571)	(1,016)				172	14.5%	(1,187)	(1,016)	172	14.5%
Net premiums	3,227	3,233	3,435	2,321	3,028				(199)	-6.2%	3,227	3,028	(199)	-6.2%
Adjusted net investment income	41,141	40,746	42,110	42,588	43,283				2,142	5.2%	41,141	43,283	2,142	5.2%
Commissions and fees:
Prepaid legal services	3,682	4,009	2,304	3,479	3,326				(356)	-9.7%	3,682	3,326	(356)	-9.7%
Auto and homeowners insurance	1,966	2,440	2,941	2,245	1,988				22	1.1%	1,966	1,988	22	1.1%
Mortgage loans	2,129	3,020	3,281	2,984	2,553				424	19.9%	2,129	2,553	424	19.9%
Other sales commissions	1,701	1,502	1,620	1,618	1,535				(167)	-9.8%	1,701	1,535	(167)	-9.8%
Other, net	1,057	938	1,098	1,106	1,307				249	23.6%	1,057	1,307	249	23.6%
Adjusted operating revenues	54,902	55,887	56,789	56,341	57,019				2,117	3.9%	54,902	57,019	2,117	3.9%

Benefits and expenses:
Benefits and claims	3,619	3,769	3,833	3,162	4,002				384	10.6%	3,619	4,002	384	10.6%
Future policy benefits remeasurement (gain)/loss	128	(152)	278	82	187				58	45.6%	128	187	58	45.6%
Amortization of DAC	291	288	267	265	260				(31)	-10.7%	291	260	(31)	-10.7%
Insurance commissions	199	45	(741)	101	119				(80)	-40.3%	199	119	(80)	-40.3%
Insurance expenses	1,160	1,147	1,074	1,202	1,189				29	2.5%	1,160	1,189	29	2.5%
Sales commissions	4,605	5,346	4,484	5,015	4,682				77	1.7%	4,605	4,682	77	1.7%
Interest expense	6,004	6,000	5,985	5,968	5,861				(144)	-2.4%	6,004	5,861	(144)	-2.4%
Other operating expenses	46,924	36,696	37,811	40,834	47,455				531	1.1%	46,924	47,455	531	1.1%
Benefits and expenses	62,930	53,139	52,992	56,629	63,755				825	1.3%	62,930	63,755	825	1.3%
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)				$1,292	16.1%	$(8,028)	$(6,736)	$1,292	16.1%

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2026
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$645,811	$645,811	$-	15.6%	15.0%

Fixed Income:
Treasury	12,371	12,708	(337)	0.3%	0.3%	3.1%	AA+
Government	243,271	257,760	(14,489)	5.9%	6.0%	3.4%	AA-
Tax-Exempt Municipal	45,222	47,391	(2,168)	1.1%	1.1%	3.4%	AA-
Public Corporate	1,813,280	1,879,791	(66,511)	43.7%	43.7%	4.5%	BBB+
Mortgage-Backed	653,835	701,501	(47,666)	15.8%	16.3%	4.2%	AAA
Asset-Backed	278,609	282,914	(4,305)	6.7%	6.6%	4.5%	AA
CMBS	83,591	90,721	(7,130)	2.0%	2.1%	3.8%	A+
Private Placements	342,621	353,123	(10,501)	8.3%	8.2%	5.2%	BBB+
Redeemable Preferred	3,676	4,248	(572)	0.1%	0.1%	5.2%	BBB-
Total Fixed Income	3,476,477	3,630,157	(153,680)	83.8%	84.3%	4.4%	A

Equities and Other:
Perpetual Preferred	3,430	3,430	-	0.1%	0.1%
Common Stock	20,102	20,102	-	0.5%	0.5%
Mutual Fund	4,173	4,173	-	0.1%	0.1%
Derivative	24	24	-	0.0%	0.0%
Total Equities	27,728	27,728	-	0.7%	0.6%

Total Invested Assets	$4,150,016	$4,303,696	$(153,680)	100.0%	100.0%

Public Corporate Portfolio by Sector

Energy	$254,437	$260,127	$(5,690)	14.0%	13.8%
Insurance	253,120	263,705	(10,585)	14.0%	14.0%
Consumer Non Cyclical	175,321	186,883	(11,562)	9.7%	9.9%
Electric	137,907	142,445	(4,538)	7.6%	7.6%
Consumer Cyclical	136,159	140,851	(4,692)	7.5%	7.5%
Capital Goods	125,659	128,261	(2,602)	6.9%	6.8%
Reits	122,205	129,421	(7,216)	6.7%	6.9%
Technology	106,399	111,547	(5,149)	5.9%	5.9%
Banking	99,963	99,822	141	5.5%	5.3%
Finance Companies	93,751	94,948	(1,196)	5.2%	5.1%
Communications	76,302	78,188	(1,887)	4.2%	4.2%
Brokerage	68,433	71,120	(2,686)	3.8%	3.8%
Basic Industry	68,097	73,772	(5,676)	3.8%	3.9%
Transportation	56,495	58,079	(1,584)	3.1%	3.1%
Natural Gas	23,086	23,292	(206)	1.3%	1.2%
Industrial Other	6,161	6,710	(549)	0.3%	0.4%
Utility Other	3,933	4,393	(460)	0.2%	0.2%
Financial Other	3,178	3,276	(98)	0.2%	0.2%
Owned No Guarantee	2,674	2,950	(276)	0.1%	0.2%
Total Public Corporate portfolio	$1,813,280	$1,879,791	$(66,511)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.
1-2 Yrs.	$411,338	$413,189	$(1,851)	11.8%	11.4%	3.8%
2-5 Yrs.	310,985	314,391	(3,406)	8.9%	8.7%	4.0%
5-10 Yrs.	858,618	885,883	(27,266)	24.7%	24.4%	4.2%
> 10 Yrs.	1,144,393	1,215,150	(70,758)	32.9%	33.5%	4.2%
Total Fixed Income	751,143	801,543	(50,400)	21.6%	22.1%	5.3%
	$3,476,477	$3,630,157	$(153,680)	100.0%	100.0%	4.4%

Duration

Fixed Income portfolio duration	5.3	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2026	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$695,462	19.2%
AA	508,298	14.0%
A	911,678	25.1%
BBB	1,480,519	40.8%
Below Investment Grade	31,688	0.9%
NA	2,512	0.1%
Total Fixed Income	$3,630,157	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,126	0.1%	AAA	$-	—
AA	87,048	4.6%	AA	8,860	2.5%
A	549,567	29.2%	A	103,631	29.3%
BBB	1,213,498	64.6%	BBB	239,632	67.9%
Below Investment Grade	27,427	1.5%	Below Investment Grade	1,000	0.3%
NA	125	0.0%	NA	-	—
Total Corporate	$1,879,791	100.0%	Total Private	$353,123	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$26,846	29.6%	AAA	$540,993	77.1%
AA	21,784	24.0%	AA	160,368	22.9%
A	32,690	36.0%	A	-	—
BBB	6,195	6.8%	BBB	-	—
Below Investment Grade	3,207	3.5%	Below Investment Grade	54	0.0%
NA	-	—	NA	86	0.0%
Total CMBS	$90,721	100.0%	Total Mortgage-Backed	$701,501	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$100,462	35.5%	AAA	$24,371	9.0%
AA	49,494	17.5%	AA	148,847	55.0%
A	131,457	46.5%	A	79,502	29.4%
BBB	-	—	BBB	16,946	6.3%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	1,500	0.5%	NA	801	0.3%
Total Asset-Backed	$282,914	100.0%	Total Treasury & Government	$270,468	100.0%

NAIC Designations

1	$1,720,864	56.8%
2	1,277,630	42.1%
3	28,005	0.9%
4	4,978	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	3,031,477	100.0%
Other (3)	626,408
Cash and cash equivalents	645,811
Total Invested Assets	$4,303,696

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q1
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$33,513	$34,346	$35,218	$36,130	$38,133				$4,620	13.8%
Fixed-maturity securities (held-to-maturity)	14,669	14,621	14,476	14,278	13,223				(1,446)	-9.9%
Equity Securities	314	315	318	321	323				9	2.9%
Deposit asset underlying 10% reinsurance treaty	1,857	1,736	1,659	1,512	—				(1,857)	-100.0%
Deposit asset - Mark to Market	530	182	321	(466)	—				(530)	-100.0%
Policy loans and other invested assets	1,032	482	611	617	673				(359)	-34.8%
Cash & cash equivalents	6,519	5,959	6,340	6,065	6,189				(330)	-5.1%
Total investment income	58,435	57,641	58,943	58,457	58,542				107	0.2%
Investment expenses	2,095	2,092	2,036	2,057	2,036				(58)	-2.8%
Interest Expense on Surplus Note	14,669	14,621	14,476	14,278	13,223				(1,446)	-9.9%
Net investment income	$41,671	$40,928	$42,431	$42,122	$43,283				$1,612	3.9%
Fixed income book yield, end of period	4.21%	4.26%	4.27%	4.30%	4.39%
New money yield	5.47%	5.64%	5.15%	4.92%	5.00%

									YOY Q1
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.0%	19.3%	19.3%	19.7%	19.2%				0.2%
AA	13.6%	14.0%	14.6%	14.9%	14.0%				0.4%
A	24.5%	23.8%	24.0%	23.8%	25.1%				0.6%
BBB	41.7%	41.9%	41.0%	40.6%	40.8%				-0.9%
Below Investment Grade	1.1%	0.9%	0.9%	1.1%	0.9%				-0.2%
NA	0.1%	0.1%	0.1%	0.0%	0.1%				-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%				—

Average rating by amortized cost	A	A	A	A	A

		As of March 31, 2026				As of March 31, 2026			As of March 31, 2026
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	ONEOK Inc	$15,008	$15,451	BBB	Canada	$95,863	$100,514	AAA	$—	$—
2	Province of Alberta Canada	14,445	15,132	AA-	United Kingdom	39,568	39,086	AA	—	—
3	Realty Income Corp	13,600	13,965	A-	Australia	27,711	28,176	A	11,528	12,452
4	Province of Ontario Canada	13,563	13,881	A+	Germany	17,621	17,892	BBB	16,314	16,496
5	T-Mobile US Inc	13,025	13,004	BBB	Ireland	13,505	13,203	Below Investment Grade	—	—
6	Manulife Financial Corp	12,923	13,362	A	Italy	11,110	10,855	NA	—	—
7	Morgan Stanley	12,207	12,137	BBB+	Cayman Islands	9,996	9,933	Total	$27,842	$28,948
8	Province of Quebec Canada	12,164	12,487	AA-	Mexico	9,757	10,520
9	Enbridge Inc	12,037	12,426	BBB+	Bermuda	9,467	9,375
10	Province of British Columbia Canada	11,712	12,174	A	Luxembourg	8,036	7,662	Non-Government Investments (1)
11	Oracle Corp	11,622	12,876	BBB	France	7,580	7,737
12	Intact Financial Corp	11,463	11,360	A+	Norway	5,717	5,774	AAA	$—	$—
13	Province of New Brunswick Canada	11,396	12,028	A+	Spain	5,600	5,656	AA	9,068	9,082
14	Parker-Hannifin Corp	11,271	11,388	BBB+	Netherlands	3,340	3,597	A	69,896	70,670
15	Province of Manitoba Canada	11,190	11,838	A+	Panama	3,126	3,214	BBB	188,332	192,408
16	Wells Fargo & Co	10,395	10,452	BBB+	Emerging Markets (2)	15,945	16,495	Below Investment Grade	1,884	2,122
17	Alimentation Couche-Tard Inc	10,352	10,620	BBB+	All Other	13,078	13,539	NA	—	—
18	Enel SpA	10,216	9,956	BBB	Total	$297,021	$303,230	Total	$269,179	$274,282
19	Hercules Capital Inc	9,889	9,965	BBB-
20	PNC Financial Services Group Inc	9,889	10,050	A-
21	MPLX LP	9,874	10,028	BBB
22	Province of Nova Scotia Canada	9,795	10,493	AA-
23	Amgen Inc	9,757	10,010	BBB+
24	Goldman Sachs Group Inc	9,755	9,773	A+
25	Apollo Global Management Inc	9,732	9,982	A
	Total	$287,280	$294,836

	% of total fixed income portfolio	6.9%	6.9%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2021	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026

Recruits	349,374	359,735	361,925	445,425	358,316	100,867	80,924	101,156	75,369	84,217

Life-insurance licensed sales force, beginning of period	134,907	129,515	135,208	141,572	151,611	151,611	152,167	152,592	152,200	151,524
New life-licensed representatives	39,622	45,147	49,096	56,320	48,722	12,339	12,903	12,482	10,998	10,569
Non-renewal and terminated representatives	(45,014)	(39,454)	(42,732)	(46,281)	(48,809)	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)
Life-insurance licensed sales force, end of period	129,515	135,208	141,572	151,611	151,524	152,167	152,592	152,200	151,524	149,732

Issued term life policies	323,855	291,918	358,860	370,396	331,787	86,415	89,850	79,379	76,143	74,054

Issued term life face amount	$108,521	$103,822	$119,102	$122,233	$111,882	$28,455	$30,292	$27,067	$26,068	$25,678

Term life face amount in-force, beginning of period	$858,818	$903,404	$916,808	$944,609	$953,583	$953,583	$956,981	$968,312	$967,024	$967,612
Issued term life face amount	108,521	103,822	119,102	122,233	111,882	28,455	30,292	27,067	26,068	25,678
Terminated term life face amount	(64,798)	(82,894)	(94,230)	(103,872)	(103,103)	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)
Foreign currency impact, net	862	(7,524)	2,929	(9,387)	5,251	(77)	5,834	(2,196)	1,690	(2,041)
Term life face amount in force, end of period	$903,404	$916,808	$944,609	$953,583	$967,612	$956,981	$968,312	$967,024	$967,612	$965,671

Estimated annualized issued term life premium
Premium from new policies	$297.2	$271.9	$302.4	$318.0	$289.9	$74.4	$78.5	$69.8	$67.1	$64.9
Additions and increases in premium	77.0	76.7	74.3	74.7	75.6	18.5	20.2	19.0	17.9	18.4
Total estimated annualized issued term life premium	$374.2	$348.5	$376.6	$392.7	$365.4	$93.0	$98.7	$88.8	$85.0	$83.3

Investment & Savings product sales	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$14,930.2	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8

Investment & Savings average client asset values	$89,993	$87,193	$89,474	$105,742	$119,571	$113,018	$113,975	$123,117	$128,175	$129,875

Closed U.S. Mortgage Volume (brokered)	$1,229.2	$567.2	$293.4	$397.4	$500.7	$93.5	$132.8	$143.4	$130.9	$113.1

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